FINANCIAL STATEMENTS OF
FORTITUDE LIFE INSURANCE & ANNUITY COMPANY VARIABLE ACCOUNT E

STATEMENTS OF NET ASSETS
December 31, 2024

	SUBACCOUNTS
	Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 1)	Columbia Variable Portfolio - Large Cap Growth Fund (Class 1)	Columbia Variable Portfolio - Government Money Market Fund (Class 1)
ASSETS
Investment in the portfolios, at value	$113,250	$9,917,297	$2,164,213
Net Assets	$113,250	$9,917,297	$2,164,213

NET ASSETS, representing:
Accumulation units	$113,250	$9,917,297	$2,164,213
	$113,250	$9,917,297	$2,164,213

Units outstanding	10,195	163,820	199,195

Portfolio shares held	12,913	202,559	2,164,213
Portfolio net asset value per share	$8.77	$48.96	$1.00
Investment in portfolio shares, at cost	$132,597	$1,627,964	$2,164,213

STATEMENTS OF OPERATIONS
For the period ended December 31, 2024

	SUBACCOUNTS
	Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 1)	Columbia Variable Portfolio - Large Cap Growth Fund (Class 1)	Columbia Variable Portfolio - Government Money Market Fund (Class 1)
	1/1/2024	1/1/2024	1/1/2024
	to	to	to
	12/31/2024	12/31/2024	12/31/2024

INVESTMENT INCOME
Dividend income	$4,296	$—	$106,545

EXPENSES
Charges for mortality and expense risk,
and for administration	696	52,158	12,033

NET INVESTMENT INCOME (LOSS)	3,600	(52,158)	94,512

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—
Net realized gain (loss) on shares redeemed	(2,834)	602,668	—
Net change in unrealized appreciation (depreciation) on investments	888	1,918,182	—

NET GAIN (LOSS) ON INVESTMENTS	(1,946)	2,520,850	—

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,654	$2,468,692	$94,512

The accompanying notes are an integral part of these financial statements.
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FINANCIAL STATEMENTS OF
FORTITUDE LIFE INSURANCE & ANNUITY COMPANY VARIABLE ACCOUNT E

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2024

	SUBACCOUNTS
	Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 1)	Columbia Variable Portfolio - Large Cap Growth Fund (Class 1)	Columbia Variable Portfolio - Government Money Market Fund (Class 1)
	1/1/2024	1/1/2024	1/1/2024
	to	to	to
	12/31/2024	12/31/2024	12/31/2024

OPERATIONS
Net investment income (loss)	$3,600	$(52,158)	$94,512
Capital gains distributions received	—	—	—
Net realized gain (loss) on shares redeemed	(2,834)	602,668	—
Net change in unrealized appreciation (depreciation) on investments	888	1,918,182	—

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,654	2,468,692	94,512

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—
Annuity payments	—	(523,082)	—
Surrenders, withdrawals and death benefits	(1,042)	(44,316)	(257,423)
Net transfers between other subaccounts or fixed rate option	(16,212)	(96,272)	176,515
Miscellaneous transactions	—	—	6
Other charges	(51)	(159)	(180)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM CONTRACT OWNER TRANSACTIONS	(17,305)	(663,829)	(81,082)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(15,651)	1,804,863	13,430

NET ASSETS
Beginning of period	128,901	8,112,434	2,150,783
End of period	$113,250	$9,917,297	$2,164,213

Beginning units	11,721	175,019	206,708
Units issued	—	—	4,567
Units redeemed	(1,526)	(11,199)	(12,080)
Ending units	10,195	163,820	199,195

The accompanying notes are an integral part of these financial statements.
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FINANCIAL STATEMENTS OF
FORTITUDE LIFE INSURANCE & ANNUITY COMPANY VARIABLE ACCOUNT E

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2023

	SUBACCOUNTS
	Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 1)	Columbia Variable Portfolio - Large Cap Growth Fund (Class 1)	Columbia Variable Portfolio - Government Money Market Fund (Class 1)
	1/1/2023	1/1/2023	1/1/2023
	to	to	to
	12/31/2023	12/31/2023	12/31/2023

OPERATIONS
Net investment income (loss)	$2,780	$(38,960)	$85,971
Capital gains distributions received	—	—	—
Net realized gain (loss) on shares redeemed	(390)	343,141	—
Net change in unrealized appreciation (depreciation) on investments	3,900	2,169,336	—

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	6,290	2,473,517	85,971

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—
Annuity payments	—	(134,310)	—
Surrenders, withdrawals and death benefits	(1,276)	(32,696)	(275,853)
Net transfers between other subaccounts or fixed rate option	—	(249,481)	269,342
Miscellaneous transactions	—	—	(77)
Other charges	(52)	(209)	(219)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM CONTRACT OWNER TRANSACTIONS	(1,328)	(416,696)	(6,807)

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,962	2,056,821	79,164

NET ASSETS
Beginning of period	123,939	6,055,613	2,071,619
End of period	$128,901	$8,112,434	$2,150,783

Beginning units	11,847	186,012	207,366
Units issued	—	—	1,926
Units redeemed	(126)	(10,993)	(2,584)
Ending units	11,721	175,019	206,708

The accompanying notes are an integral part of these financial statements.
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NOTES TO FINANCIAL STATEMENTS OF
FORTITUDE LIFE INSURANCE & ANNUITY COMPANY VARIABLE ACCOUNT E
December 31, 2024

Note 1:    General

Fortitude Life Insurance & Annuity Company Variable Account E (the "Account", formerly Prudential Annuities Life Assurance Corporation Variable Account E) was established under the laws of the State of Connecticut on January 8, 1993 to fund variable annuities offered by Prudential Annuities Life Assurance Corporation (“PALAC”, now known as Fortitude Life Insurance & Annuity Company ("FLIAC")). Prior to April 1, 2022, PALAC was a wholly-owned subsidiary of Prudential Annuities, Inc. ("PAI") which was an indirect, wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). On April 1, 2022, PAI completed the sale of its equity interest in PALAC to Fortitude Group Holdings, LLC (“FGH”), the parent company of Fortitude Reinsurance Company, Ltd, and as a result, FLIAC became a wholly-owned subsidiary of FGH and is no longer an affiliate of Prudential Financial or any of its affiliates.

On April 1, 2022, FGH and Prudential Financial entered into an Administrative Service Agreement whereby Prudential Financial continues to administer and service the contracts noted below, including the payment of benefits and oversight of investment management.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of FLIAC. The assets of the Account will not be charged with any liabilities arising out of any other business FLIAC may conduct. However, the Account’s obligations, including insurance benefits related to the variable annuities, are the obligations of FLIAC.

On August 30, 2013, PALAC received approval from the Arizona and Connecticut Departments of Insurance to redomesticate PALAC from Connecticut to Arizona effective August 31, 2013. As a result of the redomestication and sale, FLIAC is an Arizona insurance company and its principal insurance regulatory authority is the Arizona Department of Insurance. The Account is operated in accordance with the laws of Arizona. There was no impact to the operation of the Account.

The Account is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for the Galaxy Variable Annuity (the “contract” or "product"), a flexible premium deferred variable annuity contract issued by FLIAC and sold exclusively to customers of Bank of America.

The contract may be used as an investment vehicle for “qualified” investments, including an Individual Retirement Account, Simplified Employee Pension Individual Retirement Account, Roth Individual Retirement Account or Tax Sheltered Annuity (403 (b)) or as an investment vehicle for “non-qualified” investments. When a contract is purchased as a “qualified” investment, it does not provide any tax advantages in addition to the preferential treatment already available under the Internal Revenue Code.

The contract offers the option to invest in various subaccounts listed below (collectively, the “Portfolios”).

The corresponding subaccount names are as follows:

Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 1)
Columbia Variable Portfolio - Large Cap Growth Fund (Class 1)
Columbia Variable Portfolio - Government Money Market Fund (Class 1)

There were no mergers during the period ended December 31, 2024.

New sales of certain products which invest in the Account have been discontinued. However, premium payments made by contract owners will continue to be received by the Account, subject to the rules of the products and any optional benefits, if elected.

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Note 1:    General (continued)
The Portfolios are diversified portfolios of Columbia Funds Variable Series Trust II, an open-end management investment company. Each subaccount of the Account indirectly bears exposure to risks which may be interrelated and include, but are not limited to, the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to Columbia Management Investment Advisers, LLC.

The Account is an independent accounting entity established by the resolution of the insurance company’s board of directors or trustees to engage in a single line of business for the insurance company’s variable contracts. The Account is comprised of multiple subaccounts to invest in its specific corresponding Portfolio. Each subaccount of the Account constitutes a single reportable segment because its separate financial information is available, regularly evaluated and used by the chief operating decision maker (“CODM”) to measure the segment’s performance, and also to assess the allocation of resources across the segments. The accounting policies of the segments is the same as those described in Note 2: Significant Accounting Policies.

The Account’s CODM is a group of executives that include FLIAC’s Managing Director, Prudential’s life company investment committee and the business leaders associated with each Account. Overall business decisions for the Account are made by this group of executives, including the investment strategy, capital allocation and expense structure of each subaccount, in accordance with the contract and applicable regulations. The measure of segment profit or loss is reported on the Statements of Operations as “Net Increase (Decrease) in Net Assets Resulting from Operations” and the measure of segment assets is reported as “Net Assets” on the Statements of Net Assets. Due to the nature of the business, the segment’s significant expenses are charges for mortality and expense risk, charges for administration and/or reimbursement for excess expenses which are reported separately on the Statements of Operations and/or Statements of Changes in Net Assets.

Note 2:    Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services-Investment Companies, which is part of the generally accepted accounting principles in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The most significant estimates relate to the valuation of investments in the Portfolios. Subsequent events have been evaluated through the date these financial statements were issued, and no adjustment or disclosure is required in the financial statements.

Investments - The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net change in unrealized appreciation (depreciation) on investments in the Statements of Operations of the applicable subaccounts.

Security Transactions - Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the first in, first out method.

Dividend Income and Distributions Received - Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

Effective for the annual reporting period ended December 31, 2024, the Account adopted FASB Accounting Standards Update 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. The adoption of the ASU impacted only the financial statement disclosures and did not affect the Account’s financial position or its results of operations.

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Note 3:    Fair Value Measurements

Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Account can access.
Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.
Level 3 - Fair value is based on at least one significant unobservable input for the investment, which may require significant judgment or estimation in determining the fair value.
As of December 31, 2024, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open-end mutual funds registered with the SEC, were considered Level 2.

Note 4:    Taxes

FLIAC is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of FLIAC’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. FLIAC management will review periodically the status of the policy in the event of changes in the tax law.

Note 5:    Purchase and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2024 were as follows:

	Purchases	Sales
Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 1)	$—	$18,002
Columbia Variable Portfolio - Large Cap Growth Fund (Class 1)	—	715,987
Columbia Variable Portfolio - Government Money Market Fund (Class 1)	48,056	141,170

Note 6:     Related Party Transactions

Prudential Annuities Distributors, Inc. (“PAD”) serves as principal underwriter and distributor of variable annuity contracts funded by interests in the Account, without remuneration from the Account. PAD is an indirect, wholly-owned subsidiary of Prudential Financial. Prior to April 1, 2022, PAD was affiliated to the Account and PALAC. After the sale to FGH on April 1, 2022, PAD is no longer affiliated with the Account and FLIAC. Due to former affiliated relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

There were no transactions with related parties during the period ended December 31, 2024.

Note 7:    Financial Highlights

A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios, excluding expenses of the underlying Portfolios, and total returns by subaccount is presented below for each of the five periods preceding December 31, 2024.
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Note 7:    Financial Highlights (continued)

	At the period ended			For the period ended
	Units Outstanding (000s)	Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***
	Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 1)
December 31, 2024	10	$11.11	$113	3.42%	0.55%	1.01%
December 31, 2023	12	$11.00	$129	2.78%	0.55%	5.12%
December 31, 2022	12	$10.46	$124	2.16%	0.55%	-14.61%
December 31, 2021	12	$12.25	$148	2.03%	0.55%	-1.50%
December 31, 2020	14	$12.44	$169	2.42%	0.55%	4.51%

	Columbia Variable Portfolio - Large Cap Growth Fund (Class 1)
December 31, 2024	164	$60.54	$9,917	0.00%	0.55%	30.60%
December 31, 2023	175	$46.35	$8,112	0.00%	0.55%	42.38%
December 31, 2022	186	$32.55	$6,056	0.00%	0.55%	-31.76%
December 31, 2021	188	$47.71	$8,965	0.00%	0.55%	28.02%
December 31, 2020	202	$37.26	$7,512	0.00%	0.55%	33.99%

	Columbia Variable Portfolio - Government Money Market Fund (Class 1)
December 31, 2024	199	$10.86	$2,164	4.91%	0.55%	4.42%
December 31, 2023	207	$10.40	$2,151	4.64%	0.55%	4.15%
December 31, 2022	207	$9.99	$2,072	1.19%	0.55%	0.65%
December 31, 2021	211	$9.93	$2,091	0.01%	0.55%	-0.54%
December 31, 2020	223	$9.98	$2,229	0.17%	0.55%	-0.29%

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolios, net of management fees assessed by the fund manager, divided by the average daily net assets. These ratios exclude those expenses, such as mortality and expense risk and administration charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**
These amounts represent the annualized contract expenses of the Account, consisting primarily of mortality and expense risk and administration charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolios are excluded.

***
These amounts represent the total returns for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Contract owners may experience different total returns based on their investment options. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five periods preceding December 31, 2024 or for the periods indicated within.

Note 8:    Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to FLIAC.

Each contract funded through the Account is subject to specific fees and charges, some of which are deducted as an asset-based charge by the Account, while others are deducted either annually or at the time that certain transactions are made.

Insurance Charge - The insurance charge is the combination of the mortality and expense risk charges and the administrative charge deducted from each subaccount. The insurance charge is expressed as an annual charge; however, the daily equivalent is deducted on a daily basis from the net assets of each subaccount. The insurance charge of 0.55% per year is deducted from each subaccount (0.40% mortality and expense risk charge and 0.15% administrative charge). This charge is assessed through a reduction in unit values.
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Note 8:    Charges and Expenses (continued)

Annual Maintenance Fee - An annual maintenance fee of up to $30 is deducted at the end of each annuity year and upon surrender of the annuity. The annual maintenance fee is waived if the account value of the annuity on the anniversary date when the charge is deducted is $50,000 or greater. This charge is assessed through the redemption of units.

Transfer Fees - Transfer fees are charged at a rate of $10 for each transfer after the 20th transfer in each annuity year, as set forth in the respective prospectuses. These charges are assessed through the redemption of units.

Premium Taxes - A charge is deducted from each premium in relation to state and local premium taxes we may incur on that premium. In most jurisdictions these rates range from 0.0% to 3.5% of each premium. These charges are deducted before the net amount is allocated to the investment options in the Account.

Note 9:    Other

Accumulation units are the contract owner's interest allocated to the variable account during the accumulation period of the contract.

Contract owner net payments represent contract owner contributions, net of applicable deductions, charges, and state premium taxes.

Annuity payments represent transfers to the general account at the time of contract annuitization which are used to establish the fixed payout account from which future annuity payments are distributed under the terms of the contract.

Surrenders, withdrawals and death benefits are payments to contract owners and beneficiaries made under the terms of the contract, including amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate option are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the guaranteed interest account.

Miscellaneous transactions primarily represent timing related adjustments on contract owner transactions, such as premiums, surrenders, transfers, etc. which are funded by the general account in order to maintain appropriate contract owner account balances.

Other charges are contract level charges assessed through the redemption of units as described in Note 8, Charges and Expenses.

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Report of Independent Registered Public Accounting Firm

To the Board of Directors of Fortitude Life Insurance & Annuity Company and
the Contract Owners of Fortitude Life Insurance & Annuity Company Variable Account E

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts of Fortitude Life Insurance & Annuity Company Variable Account E indicated in the table below as of December 31, 2024, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period ended December 31, 2024, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Fortitude Life Insurance & Annuity Company Variable Account E as of December 31, 2024, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 1)	Columbia Variable Portfolio - Government Money Market Fund (Class 1)
Columbia Variable Portfolio - Large Cap Growth Fund (Class 1)

Basis for Opinions

These financial statements are the responsibility of the Fortitude Life Insurance & Annuity Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Fortitude Life Insurance & Annuity Company Variable Account E based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Fortitude Life Insurance & Annuity Company Variable Account E in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2024 by correspondence with the transfer agent of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 25, 2025

We have served as the auditor of one or more of the subaccounts of Fortitude Life Insurance & Annuity Company Variable Account E since at least 2013. We have not been able to determine the specific year we began serving as auditor of one or more of the subaccounts of Fortitude Life Insurance & Annuity Company Variable Account E.
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